UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 19, 2021

RED VIOLET, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38407 (Commission File Number)	82-2408531 (I.R.S. Employer Identification Number)

2650 North Military Trail, Suite 300, Boca Raton, FL 33431

(Address of principal executive offices)

561-757-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	RDVT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 19, 2021, Red Violet, Inc. (the “Company”) entered into definitive securities purchase agreements (collectively referred to herein as the “Agreement”) with certain investors (collectively, the “Purchasers”) for the purchase and sale of an aggregate of 552,915 shares of the Company’s common stock in a registered direct offering for gross proceeds of $21,010,770. The purchase price to be paid by the Purchasers is $38.00 per share. The form of Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing summary of the terms of the Agreement is subject to, and qualified in its entirety by, such document, which is incorporated herein by reference.

The 552,915 shares of common stock were offered and sold, and will be issued, pursuant to the Prospectus Supplement, dated November 19, 2021, to the Prospectus included in the Company’s Registration Statement on Form S-3 (Registration No. 333-233025) filed with the Securities and Exchange Commission (“SEC”) on August 5, 2019 and declared effective by the SEC on August 9, 2019, and an effective Registration Statement on Form S-3MEF (Registration No. 333-261202) filed with the SEC on November 19, 2021, which upsized the amount of securities available under the Prospectus by the maximum allowable 20% of the maximum aggregate offering price of the remaining securities eligible to be sold (representing an additional $3,501,800 of common stock).

The Company intends to use the net proceeds from the sale of the shares for working capital and general corporate purposes or in connection with potential future transactions. The Company did not use an investment banker in connection with the offering.

The net proceeds to the Company from the offering, after deducting estimated offering expenses, is approximately $20,945,000. The registered direct offering is expected to close on or before November 23, 2021, subject to customary closing conditions.

Item 8.01. Other Events.

The opinion delivered to the Company by Akerman LLP in connection with the sale of an aggregate of 552,915 shares of the Company’s common stock pursuant to the Agreement is being filed herewith in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act of 1933, as amended, and is incorporated by reference into the Company’s Registration Statement on Form S-3 (Registration No. 333-233025) and Registration Statement on Form S-3MEF (Registration No. 333-261202).

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Akerman LLP
10.1	Form of Securities Purchase Agreement, dated as of November 19, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Red Violet, Inc.

Date: November 19, 2021	By:	/s/ Derek Dubner
Derek Dubner
Chief Executive Officer (Principal Executive Officer)